   AMENDMENT NO. 2 dated as of December 11, 2006, to the Credit Agreement dated as of January 9, 2004 (as amended and in effect on the date hereof, the “Credit Agreement”), among AMERICAN AXLE & MANUFACTURING, INC. ( the “Borrower”), AMERICAN AXLE & MANUFACTURING HOLDINGS, INC. (“Parent”), the financial and other institutions party thereto as lenders (the “Lenders”) and JPMORGAN CHASE BANK, N.A., formerly known as JPMorgan Chase Bank, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders.
     A. Pursuant to the Credit Agreement, the Lenders have extended credit to the Borrower, and have agreed to extend credit to the Borrower, pursuant to the terms and subject to the conditions set forth therein.
     B. The Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement, as set forth herein.
     C. The undersigned Lenders are willing to agree to such amendments pursuant to the terms and subject to the conditions set forth herein.
     In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:
     SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement with such amendments effected hereby.

     SECTION 2. Amendments. (a) The definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the table set forth therein in its entirety and substituting in lieu thereof the following:

	Index Debt
	Ratings	ABR Spread	Eurodollar Spread	Commitment Fee Rate
Category 1	≥ BBB-/Baa3	0.25%	1.25%	0.250%
Category 2	≥ BB+/Ba1	0.50%	1.50%	0.350%
Category 3	≥ BB/Ba2	1.00%	2.00%	0.375%
Category 4	≥ BB-/Ba3	1.25%	2.25%	0.400%
Category 5	≤ B+/B1	1.50%	2.50%	0.500%

     (b) the definition of “Consolidated Net Worth” set forth in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:
     “Consolidated Net Worth” means, as of any date, (a) the amount of total assets of the Parent and the Subsidiaries minus (b) the amount of total liabilities of the Parent and the Subsidiaries, in each case, that would be reflected on a balance sheet prepared as of such date on a consolidated basis in accordance with GAAP as adjusted for any special charges (of which not more than $100 million shall be cash charges) incurred after December 31, 2006.
     (c) Section 6.07 of the Credit Agreement is hereby amended to read in its entirety as follows:
  SECTION 6.07. Leverage Ratio. The Parent will not permit the Leverage Ratio to exceed 2.75 to 1.00 at the end of any fiscal quarter.
     (d) Section 6.08 of the Credit Agreement is hereby amended to read in its entirety as follows:
  SECTION 6.08. Net Worth. The Parent will not permit Consolidated Net Worth, at the end of any fiscal quarter, to be less than the sum of (a) 75% of Consolidated Net Worth as of December 31, 2006 plus (b) 50% of Consolidated Net Income for each fiscal quarter with positive Consolidated Net Income that ends after December 31, 2006 and at or prior to the end of such fiscal quarter, as adjusted for any special charges (of which not more than $100 million shall be cash charges) incurred after December 31, 2006, plus (c) 100% of each increase in Consolidated Net Worth that occurs after December 31, 2006 and at or prior to the end of such fiscal quarter and is attributable to the issuance of Equity Interests.
     SECTION 3. Representations and Warranties. Each of Parent and the Borrower represents and warrants to each of the Lenders that:
     (a) After giving effect to this Amendment, the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects on the date hereof with the same effect as if made on the date hereof, except for representations and warranties expressly made as of an earlier date, which were true and correct in all material respects as of such earlier date.
     (b) After giving effect to this Amendment, no Default has occurred and is continuing.
     SECTION 4. Conditions to Effectiveness. This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which the following conditions precedent have been satisfied:
 (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of Parent, the Borrower and the Required Lenders;
 (b) the Administrative Agent shall have received all fees separately agreed to be payable to the Lenders in connection with this Amendment; and
 (c) the Administrative Agent shall have received all other amounts due and payable by the Borrower hereunder or under the Credit Agreement on or prior to the Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including reasonable fees and disbursements of Cravath, Swaine & Moore LLP, counsel to the Administrative Agent) required to be reimbursed or paid by the Borrower hereunder or thereunder.
     SECTION 5. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, amend, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective with respect to the matters expressly referred to herein. After the Amendment Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement with such amendments effected hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
     SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     SECTION 7. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic mail shall be effective as delivery of a manually executed counterpart hereof.
     SECTION 8. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

AMERICAN AXLE & MANUFACTURING, INC.
By:
Name:
Title:

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.
By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF DECEMBER 8, 2006, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 9, 2004, among AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS and JPMORGAN CHASE BANK, N.A., as Administrative
Agent,

Name of Institution ____________

By:
Name:
Title: